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                                  Exhibit 10.4

                                                                  CONFORMED COPY

                       Commitment Amount Increase Request

                                   May 2, 2002

Bank of Montreal,
   as Administrative Agent
   (the "Administrative Agent")
   for the Banks referred to below
135 South LaSalle Street
Chicago, Illinois  60603

Attention:  Agency Services

       Re:     Credit Agreement (364-Day), dated as of May 3, 2001
              among Maytag Corporation, the Banks party thereto and
                    Bank of Montreal, as Administrative Agent
                   (as amended, modified or supplemented from
                     time to time, the "Credit Agreement"),

              -----------------------------------------------------

Ladies and Gentlemen:

     In accordance with the Credit Agreement, the Borrower hereby requests that the Administrative Agent consent to an increase in the aggregate Commitments (the "Commitment Amount Increase"), in accordance with Section 2.9 of the Credit Agreement, to be effected by the addition of Societe Generale, Chicago Branch (the "New Bank") as a Bank under the terms of the Credit Agreement. Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     After giving effect to such Commitment Amount Increase, and upon the effectiveness of the Commitment Amount Increase, the Commitment of the New Bank will be as set forth on Attachment I hereto.

     1. The New Bank hereby confirms that it has received a copy of the Credit Agreement and the exhibits and schedules related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder. The New Bank acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it has

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deemed appropriate, its own credit analysis and decisions relating to the Credit
Agreement. The New Bank further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of the Borrower or any other party to the Credit Agreement or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or the value of any security therefor.

     2. Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the New Bank (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a "Bank" under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.

     3. The New Bank hereby advises you of the following administrative details with respect to its Loans and Commitment:

     (A)  Notices:

          Institution Name: Societe Generale, Chicago Branch
          Address:          181 West Madison Avenue
                            Chicago, Illinois
          Telephone:        312-578-5156
          Facsimile:        312-578-5099

     (B)  Payment Instructions:

     4. The New Bank has delivered, if appropriate, to the Borrower and the Administrative Agent (or is delivering to the Borrower and the Administrative Agent concurrently herewith) the tax forms referred to in Section 12.1 of the Credit Agreement.

     This Agreement shall be deemed to be a contractual obligation under, and shall be governed by and construed in accordance with, the laws of the state of Illinois.

     The Commitment Amount Increase shall be effective when the executed consent of the Administrative Agent is received or otherwise in accordance with Section
2.9 of the Credit Agreement, but not in any case prior to May 2, 2002. It shall be a condition to the effectiveness of the Commitment Amount Increase that no Eurocurrency Loans shall be outstanding on the date of such effectiveness.

     The Borrower hereby certifies that no Default or Event of Default has occurred and is continuing.

                                       -2-

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     Please indicate the Administrative Agent's consent to such Commitment
Amount Increase by signing the enclosed copy of this letter in the space provided below.

                                        Very truly yours,

                                        Maytag Corporation


                                        By: /s/ Steven J. Klyn
                                            ------------------
                                          Name:  Steven J. Klyn
                                          Title: Vice President & Treasurer


                                        Societe Generale, Chicago Branch


                                        By: /s/ Milissa A. Goeden
                                            ---------------------
                                          Name:  Milissa A. Goeden
                                          Title: Vice President

The undersigned hereby consents
on this 2nd day of May,
2002 to the above-requested Commitment
Amount Increase.

Bank of Montreal,
   as Administrative Agent


By: /s/ Christine M. Jack
    ---------------------
   Name:  Christine M. Jack
   Title: Vice President

                                       -3-

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                                  Attachment I

     Societe Generale, Chicago Branch           $7,500,000